Exhibit 32.1

CERTIFICATION PURSUANT TO 18

U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Propell technologies Group, Inc. (the “Registrant”) on Form 10Q for the period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. Brian Boutte, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ C. Brian Boutte

C. Brian Boutte

President, Chief Executive Officer and Interim Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)

November 14, 2016